UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 12, 2023

Energy Services of America Corporation
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-32998	20-4606266
(State or Other Jurisdiction) of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

75 West 3rd Ave, Huntington, West Virginia	25701
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (304) 522-3868

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001	ESOA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

On May 12, 2023, the audit committee of the Board of Directors of Energy Services of America Corporation (“Energy Services” or the “Company”), after considering the recommendation of management, concluded: that (a) the Company’s previously issued audited consolidated financial statements for the fiscal years ended September 30, 2022 and 2021, and the related reports of its independent registered public accounting firm, Baker Tilly US, LLP (“Baker Tilly”), included in the Company’s annual reports on Form 10-K for the fiscal years ended September 30, 2022 and 2021, and (b) the Company’s unaudited consolidated financial statements for the periods ended June 30, 2021, December 31, 2021, March 31, 2022, June 30, 2022 and December 31, 2022 as reported in the Company’s quarterly reports on Form 10-Q for those periods (together, the “Reports”) should no longer be relied upon and will be restated (the “Restatement”). Also, management’s report on internal controls over financial reporting for the fiscal year ended September 30, 2022 should no longer be relied upon.

Due to the economic uncertainties created by COVID-19 and limited operating funds available, the Company applied for loans under the Paycheck Protection Program (“PPP”). On April 15, 2020, the Company and its subsidiaries, C.J. Hughes Construction Company, Inc., Contractors Rental Corporation and Nitro Construction Services, Inc., entered into separate PPP notes effective April 7, 2020, with United Bank as the lender (“Lender”) in an aggregate principal amount of $13.1 million pursuant to the PPP (collectively, the “PPP Loans”). In a special meeting held on April 27, 2020, the Board of Directors of the Company unanimously voted to return $3.3 million of the PPP Loans after discussing the financing needs of the Company and subsidiaries. That left the Company and subsidiaries with $9.8 million in PPP Loans to fund operations. During fiscal year 2021, the Company received notice that The Small Business Administration (“SBA”)  had granted forgiveness of the $9.8 million of PPP Loans and the SBA repaid the Lender in full. The forgiveness was recorded as other income for the fiscal year ended September 30, 2021.

During the second fiscal quarter of 2023, management received notification from the SBA that one of the Company’s forgiveness applications related to the PPP Loans was under review. As part of the review, the SBA requested additional payroll information. Additionally, the SBA requested information regarding the ability of the Company’s affiliates to meet SBA size standards and/or PPP corporate maximum limits.  The requested information was subsequently provided to the SBA through the  Lender. The Company recognizes that there is a possibility that the SBA could reverse its previous determination on the forgiveness of the PPP Loans. As a result of this uncertainty, the Company will restate the previously issued financial statements of the Company that were included in the Reports.

The Company will reinstate the liability to the SBA for the full $9.8 million, plus accrued interest. Current liabilities on the balance sheet are expected to be increased as a result. The principal effects of the Restatement are as follows:

For the quarter ended December 31, 2022, the Company expects to record an increase in current liabilities for short-term borrowings of $10.1 million and a decrease in previously reported net income of $25,000. For the quarter ended December 31, 2021, the Company expects to record an increase in current liabilities for short-term borrowings of $10.0 million and a decrease in previously reported net income of $25,000.

For the fiscal year ended September 30, 2022, the Company expects to record an increase in current liabilities for short-term borrowings of $10.1 million and a decrease in previously reported net income of $100,000.  For the fiscal year ended September 30, 2021, the Company expects to record an increase in current liabilities for short-term borrowings of $10.0 million and a decrease in previously reported net income of $10.0 million.

The Company intends to file (a) an amended Annual Report on Form 10-K for the fiscal year ended September 30, 2022, containing restated audited consolidated financial statements for the fiscal years ended September 30, 2022 and 2021, as well as selected restated unaudited consolidated financial statement data for the quarterly period ended June 30, 2021 and the quarterly periods in the fiscal year ended September 30, 2022, and (b) an amended Quarterly Report on Form 10-Q for the fiscal quarter ended December 31, 2022, containing restated unaudited consolidated financial statements for the period, as soon as practicable.

The Company has discussed with Baker Tilly the matters related to the Restatement as disclosed in this Item 4.02.

Certain statements contained in the release including, without limitation, the words "believes," "anticipates," "intends," "expects" or words of similar import, constitute "forward-looking statements" within the meaning of section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance, or achievements of the Company to be materially different from any future results, performance or achievements of the Company expressed or implied by such forward-looking statements. Such factors include, among others, general economic and business conditions, changes in business strategy or development plans, the effect of the COVID-19 pandemic, the integration of acquired businesses and the risk that additional information may arise that might require the Company to make additional adjustments or revisions or to restate further the financial statements and other financial data related to the Restatement and/or additional historical periods, and the time required to complete the Restatement. Given these uncertainties, prospective investors are cautioned not to place undue reliance on such forward-looking statements. For information identifying important factors that could cause actual results to differ materially from those anticipated in the forward-looking statements, please refer to the section entitled “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2022, and other filings with the SEC. The Company disclaims any obligation to update any such factors or to publicly announce the results of any revisions to any of the forward-looking statements contained herein to reflect future events or developments.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ENERGY SERVICES OF AMERICA CORPORATION

DATE: May 15, 2023	By:	/s/ Charles Crimmel
Charles Crimmel
Chief Financial Officer